UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 20, 2019

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	001-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On June 20, 2019, Park National Corporation, as the borrower (the “Registrant”), entered into the Fourth Amendment to Credit Agreement, made and entered into as of June 20, 2019 (the “Fourth Amendment”), with U.S. Bank National Association, as the lender (“U.S. Bank”). The Fourth Amendment amends certain provisions of the Credit Agreement, dated as of May 18, 2016 (as previously amended by the First Amendment to Credit Agreement entered into as of June 15, 2017, the Second Amendment to Credit Agreement entered into as of May 17, 2018 and the Third Amendment to Credit Agreement entered into as of June 22, 2018 (as so amended and further amended by the Fourth Amendment, the “Credit Agreement”) to:

•	Decrease the amount made available by U.S. Bank to the Registrant on a revolving line of credit basis (the “Revolving Loan Commitment”) from $50,000,000 to $15,000,000;

•	Extend the maturity date of the Revolving Loan Commitment and any revolving loans made thereunder (the “Revolving Loans”) from June 22, 2019 to June 21, 2020;

•	Reduce the Applicable Margin (as defined in the Credit Agreement) for determining the interest rate on the Revolving Loans from 2.00% to 1.50%;

•
Provide for a term loan commitment (the “Term Loan Commitment”) under which U.S. Bank made available to the Registrant a term loan in the principal amount of $50,000,000 with a maturity date of June 21, 2022 (the “Term Loan”); and

•	Modify certain of the financial covenants required to be satisfied by the Registrant and its wholly-owned national bank subsidiary The Park National Bank (“PNB”).

Material Terms of Revolving Loans Reflecting Provisions of Fourth Amendment
In connection with the Fourth Amendment, the Registrant executed a Revolving Note payable to U.S. Bank in the original principal amount of $15,000,000, dated June 20, 2019 (the “2019 Revolving Note”), which amended and replaced in its entirety and restated the Note dated June 22, 2018, made by the Registrant payable to U.S. Bank in the original principal amount of up to $50,000,000 (the “2018 Revolving Note”). The terms and conditions of the 2019 Revolving Note supersede the terms and conditions of the 2018 Revolving Note, except that the obligations incurred under the 2018 Revolving Note are to be continued under the 2019 Revolving Note. The $50,000,000 outstanding principal balance of the 2018 Revolving Note was paid in full as of June 20, 2019, with the proceeds of the Term Loan.
The proceeds of future Revolving Loans made to the Registrant are to be used for working capital, capital injections, stock buybacks, acquisitions and general corporate purposes.
Interest on each Revolving Loan will accrue at an annual rate equal to the Applicable Margin of 1.50% (reduced from 2.00% under the Credit Agreement prior to the Fourth Amendment) plus the greater of (a) zero percent (0.0%) and (b) the one-month LIBOR rate in effect two New York Banking Days (as defined in the Credit Agreement) prior to the first day of each calendar month, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, with such rate being rounded up to the nearest 1/16% and reset monthly on the first day of the month. As of June 20, 2019, the applicable interest rate for Revolving Loans was 4.00%.
If U.S. Bank determines that (i) the interest rate applicable to the Revolving Loans is not ascertainable or does not adequately and fairly reflect the cost of making or maintaining the Revolving Loans and such circumstances are unlikely to be temporary, (ii) ICE Benchmark Administration (or any person that takes over the administration of such rate) discontinues its administration and publication of interest settlement rates for deposits in Dollars, or (iii) the supervisor for the administrator of such interest settlement rate or a governmental authority having jurisdiction over U.S. Bank has made a public statement identifying a specific date after which such interest settlement rate shall no longer be used for determining interest rates for loans, then U.S. Bank is to determine an alternate rate of interest to the LIBOR rate described above that gives due consideration to the then prevailing market convention for determining a rate of interest for comparable bank-originated commercial loans in the United States at such time. If necessary, U.S. Bank and the Registrant will enter into an amendment to the Credit Agreement to reflect such alternate rate of interest and any applicable related changes to the Credit Agreement. Such alternate rate is to be adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation. If an alternate rate of interest is to be determined by U.S. Bank, until such alternate rate of interest is determined, interest on each outstanding Revolving Loan will accrue at the Prime Rate (as defined in the Credit Agreement) plus 1.50%.

The Registrant will pay monthly payments of accrued interest on any outstanding Revolving Loans on the last day of each month. The outstanding principal balance of any outstanding Revolving Loans is to be paid, together with accrued and unpaid interest, on June 21, 2020. The Registrant may pay the principal amount under the Revolving Loans at any time without premium or penalty (with all payments to be in a minimum amount of $100,000 and accompanied by payment of accrued and unpaid interest on the amount of principal paid). Amounts paid (unless following an acceleration or upon termination of the Revolving Loan Commitment in whole) or prepaid on the Revolving Loans may be reborrowed under the terms and subject to the conditions and limitations of the Credit Agreement.
During the continuance of an Event of Default (as defined in the Credit Agreement), U.S. Bank may declare that each outstanding Revolving Loan will bear interest at a rate that is 2.00% per annum in excess of the rate otherwise payable.
Material Terms of Term Loan Reflecting Provisions of Fourth Amendment
In connection with the Fourth Amendment, the Registrant executed a Term Note payable to U.S. Bank in the original principal amount of $50,000,000, dated June 20, 2019 (the “Term Note”).
The entire proceeds of the Term Loan were disbursed to the Registrant on June 20, 2019 and were used to pay in full the $50,000,000 aggregate principal balance of the Revolving Loans outstanding prior to the effectiveness of the Fourth Amendment and in the future may be used for working capital and corporate purposes.
The unpaid principal balance of the Term Loan will accrue interest at an annual rate equal to the Applicable Margin of 1.75% plus the greater of (a) zero percent (0.0%) and (b) the one-month LIBOR rate in effect two New York Banking Days prior to the first day of each calendar month, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, with such rate being rounded up to the nearest 1/16% and reset monthly on the first day of the month. As of June 20, 2019, the interest rate for the Term Loan was 4.0875%.
If U.S. Bank determines that (i) the interest rate applicable to the Term Loan is not ascertainable or does not adequately and fairly reflect the cost of making or maintaining the Term Loan and such circumstances are unlikely to be temporary, (ii) ICE Benchmark Administration (or any person that takes over the administration of such rate) discontinues its administration and publication of interest settlement rates for deposits in Dollars, or (iii) the supervisor for the administrator of such interest settlement rate or a governmental authority having jurisdiction over U.S. Bank has made a public statement identifying a specific date after which such interest settlement rate shall no longer be used for determining interest rates for loans, then U.S. Bank is to determine an alternate rate of interest to the LIBOR rate described above that gives due consideration to the then prevailing market convention for determining a rate of interest for comparable bank-originated commercial loans in the United States at such time. If necessary, U.S. Bank and the Registrant will enter into an amendment to the Credit Agreement to reflect such alternate rate of interest and any applicable related changes to the Credit Agreement. Such alternate rate is to be adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation. If an alternate rate of interest is to be determined by U.S. Bank, until such alternate rate of interest is determined, interest on the Term Loan will accrue at the Prime Rate (as defined in the Credit Agreement) plus 1.75%.
The Registrant will pay monthly payments of accrued interest on the Term Loan beginning on July 31, 2019, and on the last day of each month occurring thereafter. In addition, principal on the Term Loan will be paid quarterly, commencing on September 30, 2019, and on the last day of each December, March, June and September occurring thereafter, in quarterly installments of $2,500,000, with the unpaid remaining principal balance, together with accrued and unpaid interest, to be paid in full on June 21, 2022. The Registrant may pay or prepay the principal amount under the Term Loan at any time without premium or penalty (with all prepayments to be in a minimum amount of $100,000 and accompanied by payment of accrued and unpaid interest on the amount of principal repaid). All prepayments applied to the Term Loan will be applied to the scheduled principal payments on the Term Loan in the inverse order of their maturities. Any amount of principal paid or prepaid on the Term Loan may not be reborrowed.
Other Terms of Credit Agreement Affected by the Fourth Amendment
The Credit Agreement, as amended by the Fourth Amendment, continues to contain yield protection provisions in favor of U.S. Bank with a look back period of 180 days.

The affirmative and negative covenants and events of default under the Credit Agreement were modified to reflect that the Term Loan will be outstanding, together with any Revolving Loans which may be made by U.S. Bank to the Registrant in the future. Otherwise, these terms of the Credit Agreement remain the same as prior to the effectiveness of the Fourth Amendment, except that the Fourth Amendment modified the following financial covenants required to be satisfied by the Registrant and PNB:

•
the maintenance of a ratio of “Non-Performing Assets” to “Tangible Capital” (as defined in the Credit Agreement) by each of PNB and the Registrant (on a consolidated basis with its subsidiaries) of not more than: (a) 20.00% as of the last day of each fiscal quarter ending on and after June 30, 2016, to and including the fiscal quarter ending on March 31, 2019; and (b) 15.00% as of the last day of each fiscal quarter ending on and after June 30, 2019;

•
the maintenance of a ratio of “Loan Loss Reserves” to “Non-Performing Loans” (as defined in the Credit Agreement) by each of PNB and the Registrant (on a consolidated basis with its subsidiaries) of not less than: (a) 50.00% as of the last day of each fiscal quarter ending on and after June 30, 2016, to and including the fiscal quarter ending on March 31, 2019; and (b) 60.00% as of the last day of each fiscal quarter ending on and after June 30, 2019; and

•
the maintenance of a “Total Risk-Based Capital Ratio” (as defined in the Credit Agreement) of the Registrant and its subsidiaries on a consolidated basis, of not less than: (a) 13.00% as of the last day of each fiscal quarter ending on and after June 30, 2016, to and including the fiscal quarter ending on March 31, 2019; and (b) 12.00% as of the last day of each fiscal quarter ending on and after June 30, 2019.

Other than the amendments to the Credit Agreement described above, each in accordance with the terms of the Fourth Amendment, the material terms of the Credit Agreement remain the same as those described in “Item 1.01. Entry into a Material Definitive Agreement” of the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission (the “SEC”) on May 23, 2016, in “Item 1.01. Entry into a Material Definitive Agreement” of the Current Report on Form 8-K filed by the Registrant with the SEC on May 21, 2018 and in “Item 1.01. Entry into a Material Definitive Agreement” of the Current Report on Form 8-K filed by the Registrant with the SEC on June 28, 2018.
As of June 26, 2019, there were no Revolving Loans outstanding under the Credit Agreement and the outstanding principal balance of the Term Loan was $50,000,000.
The above description of the Credit Agreement as amended by the Fourth Amendment, the 2019 Revolving Note and the Term Note is qualified in its entirety by reference to the full and complete terms of the Fourth Amendment, the 2019 Revolving Note and the Term Note, copies of which are filed with this Current Report on Form 8-K as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated by reference herein.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures required by this Item 2.03 are contained above in Item 1.01 of this Current Report on Form 8-K and are incorporated herein as if fully restated herein.

Item 9.01.    Financial Statements and Exhibits.
(a) through (c) Not applicable.
(d) Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Fourth Amendment to Credit Agreement, made and entered into as of June 20, 2019, by and between Park National Corporation and U.S. Bank National Association (filed herewith)
4.2	Revolving Note, dated June 20, 2019, in the principal amount of $15,000,000 issued by Park National Corporation to U.S. Bank National Association (filed herewith)
4.3	Term Note, dated June 20, 2019, in the principal amount of $50,000,000 issued by Park National Corporation to U.S. Bank National Association (filed herewith)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: June 26, 2019	By:	/s/ David L. Trautman
David L. Trautman
Chief Executive Officer